UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 14, 2005
THE BANC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)
(205) 327-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective November 14, 2005, the Board of Directors of The Banc Corporation appointed Robert R. Parrish, Jr., age 51, to the Board of Directors and to the board of directors of The Bank, the principal subsidiary of The Banc Corporation. Mr. Parrish is president and owner of Parrish Group, Inc. of Tallahassee, Florida, a holding company for companies involved in real estate development, construction and sales in the Capital Region of Florida. Mr. Parrish has served in such capacities for Parrish Group and its predecessors for more than 20 years. He currently serves as treasurer of the Florida Home Builders Association and will begin a term as president of that organization in the fall of 2007. He is also vice chairman of Capital Regional Medical Center in Tallahassee and a member of the board of the Tallahassee Builders Association. Mr. Parrish has been appointed to the Loan Committee of the Board of Directors of The Bank. He has not at this time been appointed to any committees of the Board of Directors of The Banc Corporation.
Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.
     On November 14, 2005, The Banc Corporation issued a press release announcing the appointment of Robert R. Parrish, Jr. to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99-1. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
     On November 17, 2005, representatives of The Banc Corporation made presentations at an investor conference using slides containing the information attached to this Form 8-K as Exhibit 99-2. We expect to use such slides, possibly with variations, at other investor presentations after that date. We are furnishing the text of these slides pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
     The information contained in the slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
     By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit 99-1	Press Release of The Banc Corporation dated November 14, 2005.

Exhibit 99-2	Investor Presentation of The Banc Corporation in use beginning November 17, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANC CORPORATION

Date: November 17, 2005	By:	/s/ Rick D. Gardner

Rick D. Gardner
Chief Operating Officer